Exhibit 99.1

LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING
$477,500,000 7 5/8% SENIOR NOTES DUE 2012

IN EXCHANGE FOR

REGISTERED

$477,500,000 7 5/8% SENIOR NOTES DUE 2012

OF

INMARSAT FINANCE PLC

Pursuant to the Prospectus dated                         , 200

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 200   (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

The Bank of New York

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

The Bank of New York 101 Barclay Street, Floor 7E Corporate Trust Operations Reorganization Unit New York, NY 10286	(212) 298-1915 Attention: Reorganization Unit Confirm by Telephone (212) 815-5788

For Information Call: (212) 815-5788

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

(i)

The undersigned acknowledges receipt of the Prospectus dated                     , 200  (the “Prospectus”) of Inmarsat Finance plc (the “Company”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $477,500,000 aggregate principal amount of its 7 5/8% Senior Notes due 2012 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $477,500,000 aggregate principal amount of its outstanding 7 5/8% Senior Notes due 2012 (the “Existing Notes”) Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Existing Notes described in the box entitled “Description of Existing Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Existing Notes so described and the undersigned represents that it has received from each beneficial owner of Existing Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used only by a holder of Existing Notes (i) if certificates representing Existing Notes are to be forwarded herewith or (ii) if delivery of Existing Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”), pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering Your Existing Notes.” If delivery of the Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of Existing Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.”

The undersigned hereby represents and warrants that the information set forth in the box below entitled “Beneficial Owner(s)” is true and correct.

Any Beneficial Owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Existing Notes promptly and instruct such registered holder of Existing Notes to tender on behalf of the Beneficial Owner. If such Beneficial

Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Existing Notes, either make appropriate arrangements to register ownership of Existing Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Existing Notes. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a holder of Existing Notes must (i) complete the box entitled “Description of Existing Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s) and (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here.” Each holder of Existing Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Existing Notes who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender Existing Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2 beginning on page 11 hereof.

Holders of Existing Notes who wish to tender Existing Notes for exchange must, at a minimum, complete, for each applicable row, columns (1), (2), (3), if applicable (see footnote 1 to the box below), and (4) in the box below entitled “Description of Existing Notes” and sign the box on page 10 under the words “Sign Here.” If only those

(ii)

columns are completed, such holder of Existing Notes will have tendered for exchange all Existing Notes listed in column (4) below. If the holder of Existing Notes wishes to tender for exchange less than all of such Existing Notes, for each applicable row, column (5) must be completed in full. In such case, such holder of Existing Notes should refer to Instruction 5 on page 12.

(iii)

DESCRIPTION OF EXISTING NOTES

(1)	(2)	(3)		(5)

Name(s) and Address(es) of Registered Holder(s)
of Existing Note(s), Exactly as Name(s) Appear(s)
on Certificate(s) for Existing Note or as the Name
of the Participant Appears on the Book-Entry
Transfer Facility’s Security Position Listing
(Please fill in, if blank)

	Title of Securities	Existing Note Number(s) (attach signed list if necessary)(1)	(4) Aggregate Principal Amount	Tendered for Exchange (only if different amount from Column (4)) (Must be in integral multiples of $1,000)(2)

1.               Column (3) need not be completed by holders of Existing Notes tendering Existing Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

2.               Column (5) need not be completed by holders of Existing Notes who wish to tender for exchange the principal amount of Existing Notes listed in column (4). Completion of column (5) will indicate that the holder of Existing Notes wishes to tender for exchange only the principal amount of Existing Notes indicated in column (5).

(iv)

☐	CHECK HERE IF EXISTING NOTES ARE ENCLOSED HEREWITH.

☐

CHECK HERE IF EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Existing Note(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

(v)

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

The Securities and Exchange Commission (the “SEC”) considers broker-dealers that acquired Existing Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes if they participate in the Exchange Offer. Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the New Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the New Notes. Such broker-dealers cannot rely on the position of the SEC’s staff set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar no-action letters.

A broker-dealer that has bought Existing Notes for market-making or other trading activities must deliver a Prospectus in order to resell any New Notes it receives for its own account in the Exchange Offer. The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes by delivering the Prospectus for the Exchange Offer. Such Prospectus may be used by a broker-dealer to resell any of its New Notes. We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to 180 days after the date of effectiveness of the Exchange Offer.

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER — PURPOSE AND EFFECT” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

The Bank of New York 101 Barclay Street, Floor 7E Corporate Trust Operations Reorganization Unit New York, NY 10286	(212) 298-1915 Attention: Reorganization Unit Confirm by Telephone (212) 815-5788

(vi)

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the New Notes issued in exchange for Existing Notes (or if certificates for Existing Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or (ii) if Existing Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

Credit Existing Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the New Notes issued in exchange for Existing Notes (or if certificates for Existing Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(vii)

BENEFICIAL OWNER(S)

State of Principal Residence of Each Beneficial Owner of Existing Notes	Principal Amount of Existing Notes Held for Account of Beneficial Owner(s)

If delivery of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Existing Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.”

(viii)

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by Inmarsat Finance plc (the Company) upon the terms and subject to the conditions set forth in the Prospectus dated                     , 200  (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $477,500,000 aggregate principal amount of its 7 5/8% Senior Notes due 2012 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $477,500,000 aggregate principal amount of its outstanding 7 5/8% Senior Notes due 2012 (the “Existing Notes”), the undersigned hereby tenders to the Company for exchange the Existing Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Existing Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations under these certain Registration Rights Agreements, dated as of February 3, 2004 and April 30, 2004, among the Company and the Initial Purchasers (as defined in the Prospectus), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Existing Notes tendered for exchange hereby and (iii) hereby appoints The Bank of New York (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Existing Notes with respect to such Existing Notes, with full power of substitution, to (x) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Existing Notes for transfer on the books of the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes, and (ii) when such Existing Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Notes and none of them has any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Brown & Wood

(ix)

LLP no-action letter (available February 7, 1997), the Shearman & Sterling no-action letter (available July 2, 1993), the K-III Communications Corporation no-action letter (available May 14, 1993), the Morgan Stanley & Co. Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Existing Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Existing Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Existing Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

The undersigned acknowledges that the Company’s acceptance of Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement among the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Existing Notes tendered hereby and, in such event, the Existing Notes not exchanged will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Existing Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Existing Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that either “Special Issuance Instructions” or “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Existing Notes from the name of the holder of Existing Notes thereof if the Company does not accept for exchange any of the Existing Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Existing Notes.

In order to validly tender Existing Notes for exchange, holders of Existing Notes must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Existing Notes is irrevocable.

(x)

SIGN HERE

X	Date:

Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF EXISTING NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE EXISTING NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED EXISTING NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)
(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X	Date:

Authorized Signature

Name and Title

(xi)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.                                      GUARANTEE OF SIGNATURES.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an “Eligible Institution”):

(a) The Securities Transfer Agents Medallion Program (STAMP)

(b) The New York Stock Exchange Medallion Signature Program (MSP)

(c) The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.                                      DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Existing Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” Certificates for all physically tendered Existing Notes or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Existing Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Existing Notes, the certificate number(s) of such Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Existing Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF EXISTING NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY

(xii)

INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY EXISTING NOTES SHOULD BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Existing Notes for exchange.

3.                                      INADEQUATE SPACE.

If the space provided in the box entitled “Description of Existing Notes” above is inadequate, the title of the securities, the certificate numbers and principal amounts of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.                                      WITHDRAWALS.

A tender of Existing Notes may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m. New York City Time on the Expiration Date. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn (the “Depositor”), (ii) identify the Existing Notes to be withdrawn (including the title of the securities, the certificate number or numbers and aggregate principal amount of such Existing Notes), (iii) be signed by the holder of Existing Notes in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Existing Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Existing Notes may not be rescinded, and any Existing Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering Your Existing Notes” at any time prior to the Expiration Date.

5.                                      PARTIAL TENDERS.

(Not applicable to holders of Existing Notes who tender Existing Notes by book-entry transfer). Tenders of Existing Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the principal amount of Existing Notes which are tendered for exchange in column (4) of the box entitled “Description of

Existing Notes” on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Existing Notes, will be sent to the holders of Existing Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6.                                      SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

(a) The signature(s) of the holder of Existing Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

(xiii)

(d) When this Letter of Transmittal is signed by the holder of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate powers of attorney are required. If, however, Existing Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Existing Notes, then the Existing Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Existing Notes appear(s) on the Existing Notes. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Existing Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Existing Notes listed, the Existing Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Existing Notes appear(s) on the certificates. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.                                      TRANSFER TAXES.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Existing Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Existing Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Existing Notes prior to the issuance of the New Notes.

8.                                      SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

If the New Notes, or if any Existing Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Existing Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not accepted be credited to such account maintained at the Depositary as such holder of Existing Notes may designate.

9.                                      IRREGULARITIES.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Existing Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Existing Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Existing Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Existing Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Existing Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

(xiv)

10.                               WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer — Expiration Date; Extensions; Amendments” in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).

11.                               MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

If a holder of Existing Notes desires to tender Existing Notes pursuant to the Exchange Offer, but any of such Existing Notes has been mutilated, lost, stolen or destroyed, such holder of Existing Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

12.                               REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

(xv)

The Exchange Agent for the Exchange Offer is:

The Bank of New York

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

The Bank of New York 101 Barclay Street, Floor 7E Corporate Trust Operations Reorganization Unit New York, NY 10286	(212) 298-1915 Attention: Reorganization Unit Confirm by Telephone (212) 815-5788

For Information Call: (212) 815-5788